UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    August 24, 2005

MAXXAM INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3924	95-2078752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Boulevard Suite 2000 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 975-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As has been previously disclosed, Registrant and certain of its affiliated persons have been pursuing an action, or the Sanctions Motion, against the Federal Deposit Insurance Corporation, or FDIC, in the U.S. District Court in Houston, Texas. On August 23, 2005, the court awarded sanctions to Registrant and those affiliated persons in its decision regarding the Sanctions Motion. On August 24, 2005, Registrant issued a press release relating to the court's decision. A copy of the press release is attached to and incorporated by reference into this Current Report on Form 8-K as Exhibit 99.1. The court's order is subject to potential appeal by the FDIC, and Registrant can make no prediction of the timing or ultimate outcome of the legal proceedings related to the Sanctions Motion.

This Current Report on Form 8-K, including Exhibit 99.1 incorporated herein, contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things, (i) statements regarding Registrant's business strategy, plans and objectives and (ii) statements expressing beliefs and expectations regarding the legal proceedings related to the Sanctions Motion. Although Registrant believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in periodic reports of Registrant that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Other than as required under the securities laws, Registrant does not assume a duty to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 24, 2005 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 24, 2005	MAXXAM INC.
	By:	/s/ J. Kent Friedman
	Name:	J. Kent Friedman
	Title:	Vice Chairman of the Board and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 24, 2005 (furnished herewith).

EXHIBIT 99.1

For Immediate Release	Contact:	Mike Lake
214.402.5963
August 24, 2005		Susan Elmore
713.702.4331

MAXXAM AWARDED OVER $72 MILLION IN LAWSUIT AGAINST FDIC

Largest Sanction Ever Against US Government

HOUSTON (August 24, 2005) - MAXXAM Inc. (AMEX: MXM) today announced that Judge Lynn N. Hughes, United States District Court for the Southern District of Texas, has ordered that the Federal Deposit Insurance Corporation (FDIC) pay MAXXAM over $72 million dollars in sanctions as measured by legal and other expenses incurred during its 10-year legal battle against the regulatory agency. The judgment represents the largest sanction against the Federal government and incorporates MAXXAM's requests that MAXXAM be reimbursed its reasonable costs and attorney's fees.

"The ruling is appropriate because the FDIC wasted taxpayer dollars by pursuing politically motivated litigation that it knew was meritless," said J. Kent Friedman, General Counsel of MAXXAM. "The actions by the FDIC represent illegal and shameful government behavior and this is now the second federal judge who has determined that."

MAXXAM filed a motion to sanction the FDIC for filing a lawsuit that the FDIC's own legal division's internal analysis concluded had "at least a 70 percent" chance of failing on pretrial motions and, if it survived, the chances of prevailing on the merits were "marginal at best." The FDIC's standards call for at least a 50 percent chance of success before initiating legal action. The FDIC ignored that standard and proceeded with a frivolous lawsuit anyway.

Judge Hughes stated in his ruling, "By now, Hurwitz has spent nearly twenty years defending himself against the government. This court cannot restore completely the damage that this case has done to him personally. It can, however, make the government pay for its betrayal of the public trust, its vindictive political assault on a private citizen, and part of the economic loss that it has caused him."

In addition to the FDIC lawsuit, the FDIC paid millions to the Office of Thrift Supervision ("OTS") for the OTS to initiate an administrative action against MAXXAM, Charles Hurwitz and others. The OTS' litigation commenced in December 1995 seeking approximately $821M in restitution and civil money penalties. This action represented nothing more than a second lawsuit by the FDIC. It had the effect of transferring the FDIC's unlimited financial resources to the OTS in order to finance the longest and most expensive trial in the history of the OTS lasting 110 trial days (including 100 for the OTS to present its case) spread over more than two years.

OTS Administrative Law Judge Arthur Shipe issued a 230-page decision in September 2001 in which he recommended that all charges against MAXXAM and Mr. Hurwitz be dismissed. In the wake of Judge Shipe's opinion, the OTS settled with MAXXAM and Mr. Hurwitz in October 2002 for $206,000; the respondents made no admission of wrongdoing. The settlement allowed MAXXAM and Mr. Hurwitz to cease further legal expenditures on their defense in a fashion that represented a clear victory. It also caused the FDIC to drop its related lawsuit against Mr. Hurwitz in November 2002.

"I am pleased by the ruling of the Court and feel redeemed not only for myself but for the company and our employees. This ruling puts to rest a very long process of defending ourselves against a government agency's erroneous claims and the subsequent pursuit to hold them accountable," said Charles E. Hurwitz, Chairman and CEO of MAXXAM. "This pursuit is something no individual should be subjected to. Fortunately, we had the resources to fight the case and prevail and are now ready to move on."

"This decision confirms that the FDIC's current Board of Directors needs to take a hard look at its legal advisors. While these frivolous legal actions were not initiated by the agency's current Board of Directors - it continues to be advised, on this and other litigation matters, by the very legal counsel whose inappropriate behaviors are cited by Judge Hughes," added Friedman.

"The FDIC Board and Inspector General need to take a hard look at the FDIC's past conduct as well as its current practices to make certain that appropriate protections are in place to prevent similar egregious conduct and abuses of power from ever occurring again," concluded Friedman.

About MAXXAM Inc.

MAXXAM Inc. (AMEX: MXM) is a publicly-traded company, headquartered in Houston, Texas, with business interests in three industries: forest products, real estate investment and development and racing operations.

_xxx_

HOU:2490801.1